Events in Reporting Period	6 Months Ended
Jun. 30, 2014
Events in Reporting Period [Abstract]
Events in Reporting Period
Note 4 - Events in Reporting Period

A.	On March 31, 2014 Viola Group acquired additional 6.6% of the Company's shares from Kardan. Following this transaction Viola Group owns approximately 28.6% of the Company's shares.

B.
On March 5, 2014, the Company's Board of Directors declared a cash dividend in the amount of $0.06 per ordinary share, and in aggregate amount of approximately $1.0 million. The dividend has been paid on April 9, 2014 to all of the Company's shareholders of record at the end of the trading day on the NASDAQ on March 19, 2014.

C.
On May 19, 2014, the Board of Directors declared a cash dividend in the amount of $0.05 per ordinary share, and in the aggregate amount of approximately $870 thousand. The dividend paid on June 18, 2014 to all of the Company's shareholders of record at the end of the trading day on the NASDAQ on June 2, 2014.